EXHIBIT 10.76
                   NON-PETITION AGREEMENT

          NON-PETITION AGREEMENT dated as of July 31, 1996, among Panda Interfunding Corporation, Panda Interholding Corporation, Panda-Rosemary Corporation, PRC II Corporation, Panda-Rosemary Funding Corporation (the "Funding Corporation"), each a Delaware corporation, and Panda-Rosemary, L.P., a Delaware limited partnership (the "Partnership").

          WHEREAS,   the  Funding  Corporation  will   issue
$111,400,000 principal amount of 8-5/8 percent First  Mortgage
Bonds due 2016 (the "Bonds"); and

          WHEREAS, each of the parties hereto acknowledges that it will realize substantial direct or indirect benefits from the issuance of the Bonds; and

          WHEREAS, the execution and delivery of this Agreement by each of the parties hereto is required by (i) the Purchase Agreement dated as of July 26, 1996 among the Partnership, the Funding Corporation and Jefferies & Company, Inc. as a condition precedent to the effectiveness of the parties' obligations under said Purchase Agreement, and (ii) Fleet National Bank, as trustee (the "Trustee") under the Trust Indenture dated as of July 31, 1996, as supplemented by the First Supplemental Indenture dated as of July 31, 1996 (the "Indenture"), among the Funding Corporation, the Trustee and the Partnership, as a condition to release of the preceeds of the Bond;

          NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree for the benefit of each other and the Trustee that, until one hundred twenty-four (124) days after the satisfaction and discharge of the Indenture, none of the parties hereto shall file, join in, or otherwise cause the filing of, any bankrufptcy, reorganization, arrangment, insolvency, or liqudation proceeding or other proceeding under any federal or state bankruptcy or similar laws against any of the other parties hereto.

          IN WITNESS WHEREOF, the undersigned have cause this Agreement to be duly executed by their duly authorized officers, all as of the date first written above.


Panda Interfunding Corporation


By: __________________________
Name:  Robert W. Carter
Title: Chairman of the Board,
       President and Chief
       Executive Officer

Panda Interholding Corporation


By:  __________________________
Name:  Robert W. Carter
Title: Chairman of the Board,
       President and Chief
       Executive Officer

Panda-Rosemary Corporation


By:  __________________________
Name:  Robert W. Carter
Title: Chairman of the Board,
       President and Chief
       Executive Officer


PRC II Corporation


By:  ___________________________
Name:  Robert W. Carter
Title: Chairman of the Board,
       President and Chief
       Executive Officer


Panda-Rosemary Funding Corporation


By:  ______________________________
Name:  Robert W. Carter
Title: Chairman of the Board,
       President and Chief
       Executive Officer


Panda-Rosemary, L.P.

By:  Panda-Rosemary Corporation,
     General Partner


     By:  __________________________
     Name:  Robert W. Carter
     Title: Chairman of the Board,
            President and Chief
            Executive Officer